                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 28, 2003
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-27977                    98-0213257
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec,Canada             H4S 1Z6
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (514) 331-3738
                                                    ---------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events and Required FD Disclosure.

      On January 30, 2003, Lumenon Innovative Lightwave Technology, Inc. issued the press release which is attached hereto as Exhibit 99.1 and which is incorporated into this Item 5 by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LUMENON INNOVATIVE LIGHTWAVE
                                TECHNOLOGY, INC.

Date: January 30, 2003          By: /s/ Gary S. Moskovitz
                                    ----------------------------------
                                    Name:  Gary S. Moskovitz
                                    Title: President and Chief Executive
                                           Officer


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                                  EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------
99.1*            Press Release dated January 30, 2003.

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*    Filed herewith.


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